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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 17, 2002



                      OLYMPIC CASCADE FINANCIAL CORPORATION
             (Exact name of registrant as specified in its chapter)



           Delaware                    001-12629               36-4128138
           --------                    ---------               ----------
(State or other jurisdiction         (Commission              (IRS Employer
  of incorporation)                  File Number)           Identification No.)


         875 North Michigan Avenue, Suite 1560, Chicago, Illinois 60611
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code 312-751-8833
                                                            ------------


           ----------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         The information set forth in this Item 4 is being furnished herein as a result of recent communications with and comments received by the Company from the Staff of the Securities and Exchange Commission (the "SEC"), wherein the Staff informed the Company that it is the Staff's position that the merger in April 2002 (the "Merger") of Feldman Sherb & Co., P.C., a professional corporation of certified public accountants ("Feldman Sherb"), into Grassi & Co., CPAs, P.C., a professional corporation of certified public accountants ("Grassi"), both former independent accountants of Olympic Cascade Financial Corporation, constituted a "change of accountants" pursuant to Item 304 of Regulation S-K, promulgated under the Securities Act of 1933, as amended.

         On April 17, 2002, Feldman Sherb merged into Grassi, with Grassi as the successor firm. Feldman Sherb was the independent accounting firm for the Company for the years ended September 29, 2000 and September 28, 2001 and through the period ended April 17, 2002.

         During such time, the report of Feldman Sherb on the financial statements of the Company for such fiscal years did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. In addition, during such time, there was no disagreement with Feldman Sherb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The Company has requested Feldman Sherb to furnish it with a letter addressed to the SEC stating whether it agrees with the statements made above by the Company. A copy of such letter, dated October 9, 2003, is filed with this report on Form 8-K.

         Consequently, directly as a result of the Merger, the Company formally engaged Grassi as the Company's independent accountants for the year ending September 30, 2002. Prior to its engagement, the Company had not consulted with Grassi with respect to either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company by Grassi that Grassi concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a "disagreement" or event identified in response to paragraph (a)(1)(iv) of Item 304, as those terms are used in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to
Item 304 of Regulation S-K.

         Grassi was the independent accounting firm for the Company for the year ended September 28, 2002 and through the period ended May 1, 2003. On May 5, 2003, the Company filed a Form 8-K disclosing the April 2002 merger of Feldman Sherb into Grassi and the subsequent dismissal of Grassi as the Company's independent accountants effective May 1, 2003. On May 1, 2003, the Company's Audit Committee engaged Marcum & Kliegman LLP as the Company's independent accountants for the year ending September 30, 2003.

         The action concerning the change in accountants pursuant to the Merger has been confirmed by the Company's Board of Directors.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibits
         --------

         16.1        Letter dated October 9, 2003 from Feldman Sherb to the SEC




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Olympic Cascade Financial Corporation


October 9, 2003                      By: /s/ Mark Goldwasser
                                         -------------------
                                     Mark Goldwasser
                                     President and Chief Executive Officer